Exhibit 10.2

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of March 20, 2017, is by and among GASTAR EXPLORATION INC., a Delaware corporation (“Borrower”), certain subsidiary guarantors of the Borrower party hereto (the “Guarantors” and together with Borrower, the “Credit Parties”), the lenders party hereto (the “Lenders”) and WILMINGTON TRUST, NATIONAL ASSOCIATION, as the administrative agent (in such capacity, the “Administrative Agent”) under that certain Credit Agreement (as defined below);

WHEREAS, Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement, dated as of March 3, 2017 (as may be amended, restated or otherwise modified from time to time, the “Credit Agreement”).

WHEREAS, Borrower has entered into that certain Indenture, dated as of March 3, 2017 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), by and among the Borrower and Wilmington Trust, National Association as trustee and collateral trustee (the “Second Lien Agent”), governing the senior secured second lien convertible notes due 2022.

WHEREAS, pursuant to a Securities Purchase Agreement, dated as of the date hereof, among the Borrower and each of the purchasers listed therein, on the terms and subject to the conditions set forth therein, Borrower has agreed to issue, concurrently with the effectiveness of this Amendment, $75.0 million in aggregate principal amount of additional senior secured second lien convertible notes due 2022 (the “Additional Convertible Notes”).

WHEREAS, Borrower desires to make certain amendments to the Credit Agreement and, on the terms and subject to the conditions contained herein, the Lenders, collectively comprising the Majority Lenders under the Credit Agreement, are willing to make such amendments to the Credit Agreement in accordance with Section 10.02 of the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    Defined Terms. Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Credit Agreement.

2.    Amendments to Credit Agreement.

In reliance on the representations and warranties set forth in Section 3 below and subject to the satisfaction of the conditions set forth in Section 4 below, the parties hereby agree to the following amendments.

(a)    Section 1.01 is hereby amended by the addition of the following definitions, each in proper alphabetical order:

“Additional Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated as of March 20, 2017, by and among the Borrower and each of the purchasers party thereto, pursuant to which the Borrower has issued and sold $75.0 million in aggregate principal amount of its senior secured second lien convertible notes due 2022.

[Signature Page to Amendment No. 1 to

Third Amended and Restated Credit Agreement]

“First Amendment” shall mean that certain First Amendment to Third Amended and Restated Credit Agreement, dated as of March 20, 2017, by and among the Borrower, the guarantors party thereto, the lenders party thereto and the Administrative Agent.

“First Amendment Effective Date” shall have the meaning set forth in the First Amendment.

(b)    Section 1.01 is hereby amended by the amendment and restatement of the following term in its entirety as follows:

“Convertible Notes” means, collectively, those certain senior second lien secured convertible notes due 2022, issued by the Borrower (i) pursuant to the Securities Purchase Agreement on the Effective Date, (ii) pursuant to the Additional Securities Purchase Agreement, and (iii) from time to time as permitted by Section 6.02(k).

(c)    Section 6.09 is hereby amended by the amendment and restatement of clause (f) thereof in its entirety as follows:

“(f) the issuance and delivery of shares of common stock of the Borrower to holders of the Convertible Notes in connection with either a conversion by such holders of Convertible Notes or the repurchase by the Borrower of Convertible Notes from such holders, together with the payment of nominal cash consideration for fractional common shares thereof, in each case in accordance with the Convertible Indenture or the Additional Securities Purchase Agreement.”

3.    Representations and Warranties of Borrower. Each of the Credit Parties represents and warrants to the Administrative Agent and the Lenders that each of the representations and warranties made by the Borrower and the other Credit Parties in or pursuant to the Credit Agreement or any other Loan Document are true and correct in all material respects (other than representations and warranties that are qualified by materiality, which shall be true and correct in all respects) on and as of the First Amendment Effective Date (after giving effect to this Amendment) with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case, such representations and warranties are true and correct as of such earlier date.

4.    Conditions Precedent. This Amendment shall be effective as of the latest date on which each of the following conditions occurs (the “First Amendment Effective Date”)

(a)    The Administrative Agent shall have received this Amendment duly executed and delivered by a duly authorized officer or other authorized signatory of each of the Borrower, the Guarantors, the Lenders and the Administrative Agent;

(b)    The Borrower and each of the parties thereto shall have executed and delivered the Additional Securities Purchase Agreement and all of the conditions to the effectiveness of the Additional Securities Purchase Agreement (other than the effectiveness of this Amendment, payment of the purchase price for the Convertible Notes to be issued thereunder and the issuance of such Convertible Notes) shall have been satisfied or waived;

(c)    Substantially concurrently with the effectiveness of this Amendment, the Borrower shall issue the Convertible Notes as contemplated under and pursuant to the Additional Securities Purchase Agreement;

[Signature Page to Amendment No. 1 to

Third Amended and Restated Credit Agreement]

(d)    Since the date hereof, no event or circumstance having a Material Adverse Effect shall have occurred and shall be continuing;

(e)    After giving effect to the amendments set forth herein, the representations and warranties of each of the Credit Parties contained here are true, complete and accurate as of the date hereof with the same force and effect as if such had been made on and as of the date hereof;

(f)    After giving effect to the amendments set forth herein, no Default or Event of Default shall have occurred and be continuing;

(g)    Borrower shall have paid, or caused to be paid, all of the expenses of the Administrative Agent, Majority Lenders and each of their respective Affiliates incurred in connection with the preparation, execution and delivery of this Amendment as and to the extent required under Section 10.03 of the Credit Agreement; and

(h)    Each of the Credit Parties shall have executed and delivered, or shall have caused to be executed and delivered, such other items as the Administrative Agent may reasonably request, each of which shall be in form and substance reasonably satisfactory to the Administrative Agent.

5.    Counterparts.

(a)    This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. This Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

(b)    Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Signature Page to Amendment No. 1 to

Third Amended and Restated Credit Agreement]

6.    Severability.

Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

7.    GOVERNING LAW.

(a)    THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(b)    EACH CREDIT PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, BOROUGH OF MANHATTAN, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AGAINST ANY CREDIT PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)    EACH CREDIT PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)    EACH PARTY TO THIS AMENDMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.01 OF THE CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AMENDMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

8.    WAIVER OF JURY TRIAL.

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED,

[Signature Page to Amendment No. 1 to

Third Amended and Restated Credit Agreement]

EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

9.    Survival.

The representations and warranties contained in Section 3 of this Amendment shall survive the execution and delivery of this Amendment and the First Amendment Effective Date.

10.    Ratification; No Other Amendments; No Waiver

(a)    Except as expressly modified hereby, the Credit Agreement and each other Loan Document are each hereby ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the respective terms thereof. This Amendment is not intended to nor shall it be construed to create a novation or accord and satisfaction with respect to any of the Secured Obligations. Other than as otherwise expressly provided herein, this Amendment shall not be deemed to operate as an amendment or waiver of, or to prejudice, any right, power, privilege or remedy of any Lender, the Administrative Agent, the Collateral Agent or any other Indemnitee under the Credit Agreement or any of the other Loan Documents, nor shall the entering into of this Amendment preclude any such Person from refusing to enter into any further amendments with respect to the Credit Agreement or any of the other Loan Documents. Other than as to otherwise expressly provided herein, this Amendment shall not constitute a waiver of compliance with any covenant or other provision in the Credit Agreement or any other Loan Document or of the occurrence or continuance of any present or future Default or Event of Default.

(b)    This Amendment shall constitute a “Loan Document”, as such term is defined in the Credit Agreement.

(c)    Each of the Credit Parties hereby reaffirms its obligations under each of the Loan Documents, as the same are amended hereby, and agrees and acknowledges that each such document and all of such obligations thereunder, remains in full force and effect after giving effect to this Amendment.

11.    Headings.

Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

12.    Amendments.

This Amendment may not be amended or modified except in the manner specified for an amendment of or modification to the Credit Agreement in Section 10.02 of the Credit Agreement.

13.    Direction.

The Lenders party hereto, constituting the Majority Lenders, hereby direct the Administrative Agent to execute and deliver this Amendment.

[Signature Page to Follow]

[Signature Page to Amendment No. 1 to

Third Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

BORROWER:

GASTAR EXPLORATION INC.

By:	/s/ Michael A. Gerlich
Name:	Michael A. Gerlich
Title:	Senior Vice President, Chief Financial Officer and Corporate Secretary

[Signature Page to Amendment No. 1 to

Third Amended and Restated Credit Agreement]

GUARANTORS:

NORTHWEST PROPERTY VENTURES LLC

By:	/s/ Michael A. Gerlich
Name:	Michael A. Gerlich
Title:	Senior Vice President, Chief Financial Officer and Corporate Secretary

[Signature Page to Amendment No. 1 to

Third Amended and Restated Credit Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Joseph B. Feil
Name:	Joseph B. Feil
Title:	Vice President

[Signature Page to Amendment No. 1 to

Third Amended and Restated Credit Agreement]

AF V Energy I Holdings, L.P., as a Lender

By:	/s/ Nathan Walton
Name:	Nathan Walton
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to

Third Amended and Restated Credit Agreement]